                                                                  Exhibit 99(a)

                        KEYCORP STUDENT LOAN TRUST 1999-B
                          CERTIFICATEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
   Agreement (capitalized terms used herein are defined in Appendix A thereto)

-------------------------------------------------------------------------------

Distribution Date:  May 27, 2003

(i)     Amount of principal being paid or distributed in respect of the Certificates:
                  $0.00
                  ----------------------
                (   $ -                 , per $1,000 original principal amount of the Notes)
                  ----------------------

(ii)    (a)  Amount of interest being paid or distributed in respect of the Certificates:
                  $338,469.44
                  ----------------------
                (  $ 0.0000052          , per $1,000 original principal amount of the Notes)
                  ----------------------
        (a)  Amount of interest being paid or distributed in respect of the Certificates Strip:
                  $29,575.00
                  ----------------------
                (  $ 0.0000005          , per $1,000 original principal amount of the Notes)
                  ----------------------
(iii)   Amount of Certificateholders' Interest Index Carryover being or distributed (if any) and amount remaining (if any):
        (1)  (a)  Distributed to Certificateholders:
                  $0.00
                  ----------------------
                (   $ -                 , per $1,000 original principal amount of the Certificates)
                  ----------------------
             (b)  Distributed to Certificateholders:
                  $0.00
                  ----------------------
                (   $ -                 , per $1,000 original principal amount of the Certificates)
                  ----------------------
        (2)  (a)  Balance on Certificateholders:
                  $0.00
                  ----------------------
                (   $ -                 , per $1,000 original principal amount of the Notes)
                  ----------------------
             (b)  Balance on Certificateholders:
                  $0.00
                  ----------------------
                (   $ -                 , per $1,000 original principal amount of the Notes)
                  ----------------------

(iv)    Payments made under the Cap Agreement on such date:                 May 23, 2003
                                                                            ------------------
                ( $0.00                 with respect to the Certificates,
                  ----------------------
                ( $0.00                 with respect to the Notes,
                  ----------------------
                ( $0.00                 outstanding amount owed to Cap Provider.
                  ----------------------

(v)     Pool Balance at end of related Collection Period:              $590,444,677.04
                                                                       --------------------


(vi)    After giving effect to distributions on this Distribution Date:
        (a)  (1)  Outstanding principal amount of Class A-1 Notes:          $0.00
                                                                            --------------------------
             (2)  Class A-1 Note Pool Factor:                         -
                                                        --------------------
        (b)  (1)  Outstanding principal amount of Class A-2 Notes:          $495,444,677.04
                                                                            --------------------------
             (2)  Class A-2 Note Pool Factor:                  0.79271148
                                                        --------------------
        (c)  (1)  Outstanding principal amount of Class M Notes:            $30,000,000.00
                                                                            --------------------------
             (2)  Class M Note Pool Factor:                    1.00000000
                                                        --------------------
        (d)  (1)  Outstanding principal amount of Certificates:             $65,000,000.00
                                                                            --------------------------
             (2)  Certificate Pool Factor:                     1.00000000
                                                        --------------------

                                Page 5 of 8 pages
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

                                                                          Page 2

(vii)   Certificate Interest Rate:
        (a)  In general
             (1)  Three-Month Libor was
                  1.3400000%       for the current period
                  -----------------
             (2)  The Student Loan Rate was:            Not Applicable      (1)
                                                        --------------------
        (b)  Certificate Interest Rate:                 2.2400000%     (Based on 3-Month LIBOR)
                                                        ---------------

     (1)This Calculation not required unless Three-Month LIBOR for such Interest
        Period is 100 basis points greater than Three-Month LIBOR of the preceding Determination Date.

(viii)       Amount of Master Servicing Fee for  related Collection Period:           $751,615.53
                                                                                      ---------------------
                   $ 0.000011563        , per $1,000 original principal amount of the Certificates.
                  ----------------------

(ix)         Amount of Administration Fee for related Collection Period:              $3,000.00
                                                                                      ---------------------
                   $ 0.046153846        , per $1,000 original principal amount of the Certificates.
                  ----------------------

(x)     (a)  Aggregate amount of Realized Losses (if any) for the related Collection Period:          $592,445.90
                                                                                                      ------------------------
        (b)  Delinquent Contracts                        # Disb.        %            $ Amount          %
                                                         -------        -            --------          -
             30-60 Days Delinquent                        1,142        2.24%       $ 11,515,790      2.47%
             61-90 Days Delinquent                           704       1.38%       $ 7,860,248       1.69%
             91-120 Days Delinquent                          446       0.87%       $ 4,710,038       1.01%
             More than 120 Days Delinquent                   752       1.47%       $ 7,764,639       1.67%
             Claims Filed Awaiting Payment                   198       0.39%       $ 1,769,468       0.38%
                                                        ----------     ------     ---------------   --------
                TOTAL                                     3,242        6.35%       $ 33,620,183      7.22%

(xi)    Amount in the Reserve Account:             $10,903,458.77
                                                   --------------------

(xii)   Amount in the Prefunding Account:          $0.00
                                                   --------------------

(xiii)  Amount remaining in the Subsequent Pool Pre-Funding Subaccount not used to acquire
             Subsequent Pool Student Loans:             0.00


                                Page 6 of 8 pages
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